THE RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 PM., EASTERN STANDARD TIME, ON January 22, 2021. THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS December 4, 2020 AND ARE INCORPORATED HEREIN BY REFERENCE, COPIES OF THE CIRCULAR ARE AVAILABLE UPON REQUEST FROM ALR TECHNOLOGIES INC. OR THE SUBSCRIPTION AGENT.

EVIDENCING RIGHTS TO PURCHASE COMMON SHARES OF ALR TECHNOLOGIES INC. (the “Company”)	ALR TECHNOLOGIES INC.

THIS CERTIFIES THAT:

FORM 1-EXERCISE OF SUBSCRIPTION RIGHT

I hereby irrevocably subscribe for the number of Common Shares indicated below upon the terms and subject to the conditions stated in the Circular at a subscription price of $0.05 per Common Share and acknowledge receipt of the Prospectus.

NUMBER OF COMMON SHARES SUBSCRIBED FOR____________ AT $0.05 PER COMMON SHARE.

TOTAL PRICE: $_________________

SUBSCRIBER’S SIGNATURE:_________________

SIGNATURE MUST CORRESPOND in every particular with your name as it appears on the face of this Certificate

Payment in full of the subscription price in United States funds by certified check, bank draft or wire transfer (see “Instructions and Information for Certificate Holders” on back of this Certificate) must be made to Pacific Stock Transfer Company (for the benefit of ALR Technologies Inc.) with this subscription.

is the owner of the number of non-transferable rights (“Rights”) set forth on this Certificate.  Each Right entitle the holder thereof to subscribe for and purchase one Common Share (a “Common Share”) in the capital stock of ALR Technologies Inc. at a price of $0.05 per Common Share upon the terms and conditions stated in the Company’s Prospectus dated December 4, 2020. No fractional Common Shares will be issued.

The Rights represented by this Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on this Certificate and by returning the full payment of the subscription price for each Unit in accordance with the “Instructions and Information for Certificate Holders” that accompanies this Rights Certificate.

.

ALR TECHNOLOGIES INC.

Chairman and Chief Executive Officer

Countersigned and Registered

Pacific Stock Transfer Company

(Las Vegas, Nevada)

Transfer Agent and Registrar

Authorized Signatory

Dated:

SEE DIRECTIONS ON REVERSE AND COMPLETE

APPROPRIATE FORMS HEREOF

INSTRUCTIONS AND INFORMATION FOR CERTIFICATE HOLDERS

1.       TO SUBSCRIBE FOR COMMON SHARES

BASIC SUBSCRIPTION PRIVILEGE

Subject to “Ineligible Shareholder” below, a shareholder or transferee of this Certificate wishing to subscribe for Common Shares must complete Form 1 and deliver this Certificate together with payment in full of the subscription price to Pacific Stock Transfer Company at its Las Vegas office shown below prior to 5 p.m. Eastern Standard time (2 p.m. Las Vegas time) on January 22, 2021. There is no oversubscription privilege.

2.       PAYMENT OF SUBSCRIPTION PRICE

The aggregate subscription price for the Common Shares subscribed for on Form 1 must be paid in United States funds by personal check (certified or uncertified), bank draft or money order payable at par (without deduction for bank service charges or otherwise) to the order of Pacific Stock Transfer Company fbo ALR Technologies Inc.. If you require wire transfer instructions, or have questions regarding method of payment, please contact Pacific Stock Transfer by email at info@pacificstocktransfer.com, by phone at 702-361-3033, or by mail at 6725 Via Austi Pkwy, Suite 300, Las Vegas, NV 89119.

3.       VALIDITY AND REJECTION OF SUBSCRIPTIONS

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any subscription will be determined by the Corporation in its sole discretion, whose determination shall be final and binding. All subscriptions are irrevocable. The Corporation reserves the right to reject any subscription if such subscription is not in proper form or if the acceptance thereof or the issuance of Common Shares pursuant thereto could be deemed unlawful. The Corporation also reserves the right to waive any defect with regard to any particular subscription. Neither the Corporation nor Pacific Stock Transfer Company will be under any duty to give any notification of any defect of irregularity in such subscriptions nor shall either of them incur any liability for failure to give such notification.

4.       EVIDENCE OF AUTHORITY

If a form is signed by a trustee, executor, administrator, tutor, curator, guardian, attorney, officer of a corporation or representative capacity, this Certificate should be accompanied by evidence of authority satisfactory to Pacific Stock Transfer Company.

5.       INELIGIBLE SHAREHOLDERS

INELIGBLE SHAREHOLDERS ARE SUBSCRIBERS NOT RESIDENT IN JURISDICTIONS WHERE THE SECURITIES MAY BE LAWFULLY OFFERED.

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

This Certificate will be void and without value if not used for subscription before 5 p.m. Eastern Standard time (2 p.m. Las Vegas time) on January 22, 2021, at the office of Pacific Stock Transfer Company, located at 6725 Via Austi Pkwy, Suite 300, Las Vegas, NV 89119